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                                                                EXHIBIT 10.5(f)

             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "First Amendment") is made and entered into as of the ____ day of June, 1996, by and between NEWMARK HOME CORPORATION, a Nevada corporation (the "Borrower"), and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

         WHEREAS, the Borrower and the Lender entered into that certain Amended and Restated Loan Agreement dated April 30, 1996 (the "Loan Agreement");

         WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          1. The definition of "Initial Deeds of Trust" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Initial Deeds of Trust" shall mean those Deeds of Trust, Security Agreement and Assignment of Rents and Leases executed by the Company for the benefit of the Bank and recorded in the Real Property Records of Brazoria, Harris, Fort Bend, Galveston, Travis, Dallas, Collin, Tarrant and Williamson Counties, Texas, and any other Deed of Trust, Security Agreement and Assignment of Rents and Leases executed by the Company for the benefit of the Bank in the form attached to the First Amendment as Exhibit "B" and to be recorded in other counties approved by the Bank, each of which covers or shall cover (i) the first set of Lots in each such county which are added to the Borrowing Base, and the Improvements to be constructed thereon, and (ii) the Collateral described in Section 3.10 hereof relating to such Lots and Improvements.

          2. The definition of "Maximum Outstanding Amount" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Maximum Outstanding Amount" shall mean, at any given time, the lesser of (i) the Borrowing Base Value at such time and (ii) $25,000,000.00.

          3. The definition of "Note" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:
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                 "Note" shall mean the promissory note of the Company issued pursuant to Section 1.3 of this Agreement in the form attached as Exhibit "A" to the First Amendment.

          4. The definition of "Supplement" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Supplement" shall mean a Supplemental Deed of Trust, Security Agreement and Financing Statement to be executed by the Company in the form attached as Exhibit "C" to the First Amendment, whereby a Lot and the Improvements thereon or to be constructed thereon, and the Collateral described in Section 3.10 hereof relating to such Lot and Improvements, are made subject to the liens created by the Initial Deed of Trust previously filed in the county in which such Lot is located.

          5. Section 1.1 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 1.1 Indebtedness. Upon the terms and conditions hereinafter set forth, the Bank agrees to lend the Company an aggregate of up to $25,000,000.00, as evidenced by a Revolving Line of Credit to be extended to the Company by the Bank, as more specifically described in Section 1.3 hereof.

          6. The last sentence of Section 1.3 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

         All unpaid principal and accrued and unpaid interest on the Note shall be due and payable on April 30, 1997, unless extended pursuant to the provisions of the succeeding sentence. In the event the Bank elects to not renew the Revolving Line of Credit as of the stated maturity date of the Note, the Company shall have the option, provided no Default or Event of Default has occurred and is continuing, by giving written notice to the Bank of the Company's intent to extend the stated final maturity date of the Note, which notice must be received by the Bank on or prior to the earlier of (i) April 30, 1997 or (ii) five (5) Business Days after the date the Bank gives written notice to the Company of the Bank's election to not renew the Revolving Line of Credit, and upon the issuance by each Title Insurer of an extension to all Title Insurance that would expire between the stated maturity date of the Note and such extended maturity date, to extend the final maturity date of the Note for an additional two hundred seventy (270) days, which extension shall not affect the obligation of





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         the Company to make monthly interest payments and prepayments required under the Note and this Agreement, or to otherwise comply with the terms and conditions of the Note and this Agreement.

          7. Subsection 4.6(a)(v) of the Loan Agreement is deleted in its entirety, and all references to such subsection in the Loan Agreement and the other Security Instruments are hereby deleted.

          8. Exhibit "D" to the Loan Agreement is deleted in its entirety and Exhibit "D" attached hereto is substituted in its place.

          9. The closing of the transactions contemplated by this First Amendment is subject to the satisfaction of the following conditions:

                 (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

                 (b) The Lender shall have received fully executed copies of this First Amendment and the Note;

                 (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of the Borrower, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance of this First Amendment and all documents, instruments and certificates referred to herein; and

                 (d) The Lender shall have received a certificate of the Assistant Secretary of the Borrower, setting forth the names of the officers of the Borrower authorized to execute and deliver this First Amendment and all documents, instruments and certificates referred to herein, together with the true signatures of such officers.

         10. The Borrower hereby reaffirms each of the representations, warranties, covenants and agreements of the Borrower set forth in the Loan Agreement with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto.

         11. The Borrower hereby agrees that its liability under any and all documents and instruments executed by the Borrower as security for the Indebtedness (including, without limitation, the Security Instruments) shall not be reduced, altered, limited,





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                                                                 EXHIBIT 10.5(f)

lessened or in any way affected by the execution and delivery of this First Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Borrower in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Borrower in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby.

         12. Each of the terms defined in the Loan Agreement is used in this First Amendment with the same meaning, except as otherwise indicated in this First Amendment. Each of the terms defined in this First Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

         13. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         14. THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                       NEWMARK HOME CORPORATION


                                       By: /s/ TERRY WHITE
                                          ---------------------------------
                                           Name: Terry White
                                                ---------------------------
                                           Title: Senior Vice President
                                                 --------------------------


                                       BANK ONE, TEXAS, N.A.


                                       By: /s/ JOHN M. TOTH
                                          ---------------------------------
                                           Name: John M. Toth
                                                ---------------------------
                                           Title: Vice President
                                                 --------------------------





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